UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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WARI, INC.
(Name of Registrant As Specified In Its Charter)

formerly known as

CHEETAH ENTERPRISES, INC.

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WARI, INC.

(FORMERLY KNOWN AS CHEETAH ENTERPRISES, INC.)

1717 Pennsylvania Avenue NW

Washington, DC 20006

Telephone: (202-559-9196)

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock of Wari, Inc.,, formerly known as Cheetah Enterprises, Inc., a Nevada corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our common stockholders that on June 28, 2018, the holder of 16,995,000 shares of our common stock, representing approximately 82.4% of the outstanding shares of our common stock, executed a written consent in lieu of a special meeting of stockholders, (the ”Majority Stockholder Consent”), approving the following matters:

(1) An amendment to our Articles of Incorporation, changing the name of our company to Wari, Inc.; and

(2) An amendment to our Articles of Incorporation, increasing the number of our authorized common shares, $.001 par value, from 125,000,000 to 900,000,000, and our authorized Preferred Shares, $.001 par value, from 10,000,000 to 100,000,000.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Amadou Diop
August 9, 2018	Amadou Diop, President

Important Notice Regarding the Availability of Proxy Materials: This information statement, along with our Annual Report on Form 10-K for the fiscal year ended November 30, 2017, and our other filings with the Securities and Exchange Commission (“SEC”), are available at the SEC’s website www.sec.gov. We do not have a website.

WARI, INC.

(FORMERLY CHEETAH ENTERPRISES, INC.)

INFORMATION STATEMENT

Unless specifically set forth to the contrary, when used in this information statement the terms “we,” “our,” “us,” and similar terms refers to Wari, Inc., formerly known as Cheetah Enterprises, Inc., a Nevada corporation.

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business.

i

WARI, INC.

(formerly CHEETAH ENTERPRISES, INC.)

1717 Pennsylvania Avenue NW

Washington, DC 20006

Telephone: (202) 559-9196

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about August 9, 2018 to the holders of record at the close of business on August 8, 2018 (the ”Record Date”) of shares of the common stock of Wari, Inc., formerly Cheetah Enterprises, Inc., a Nevada corporation, in connection with actions taken by the holder of a majority of our outstanding common stock as follows:

(1) An amendment to our Articles of Incorporation, changing the name of our company to Wari, Inc.; and

(2) An amendment to our Articles of Incorporation, increasing the number of our authorized common shares, $.001 par value, from 125,000,000 to 900,000,000, and our authorized Preferred Stock, $.001 par value, from 10,000,000 to 100,000,000.

WARI LLC, a Delaware limited liability company (“Wari/USA”) based in Washington, D.C., our majority shareholder, owns 16,995,000 of our 20,691,050 issued and outstanding common shares, approximately 82.14% of our outstanding common stock. As of the date of mailing this Information Statement, Wari/USA’s sole asset and business is its ownership of the 16,995,000 shares of Wari, Inc. None of our 100,000,000 authorized Preferred Shares are issued and outstanding. Wari/USA has executed the Majority Stockholder Consent approving the above-noted actions. The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 78.320, subsection 2 of the Nevada Revised Statutes, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted without such a meeting. In order to eliminate the costs involved in holding a special meeting, our board of directors voted to utilize the written consent of the holder of a majority of our outstanding common stock which is our only class of voting securities.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholder will be effective on August 29, 2018, which is 20 days after the mailing of this information statement. This information statement is being mailed on or about August 9, 2018 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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AMENDMENT OF OUR CORPORATE NAME

On June 6, 2018, we filed a Form 8-K with the SEC, disclosing that control of our company had changed. Edward and Ryan Mulhern sold their 16,995,000 shares to WARI, LLC, the Delaware limited liability company

(Wari/USA), based in Washington, D.C., which signed the Consent to amend the corporate name of our company to Wari, Inc.

As a result of the Restated and Amended Articles of Incorporation, the new name of our company is WARI, INC.

THE AMENDMENT TO INCREASE AUTHORIZED COMMON AND PREFERRED SHARES

The Majority Stockholder Consent approved an Amended and Restated Articles of Incorporation (the “Authorized Shares Amendment”) which increases the number of authorized shares of our common stock from 125,000,000 to 900,000,000 shares (the “Common Stock Increase”), and the authorized Preferred Shares from 10,000,000 to 100,000,000 (the “Preferred Stock Increase”). At June 30, 2018 we had 20,691,050 shares of our common stock issued and outstanding. The additional common stock to be available as a result of the Common Stock Increase will have rights identical to our currently outstanding common stock. The Common Stock Increase will not change the $.001 par value of our common stock, and the Preferred stock Increase will not change the $.001 par value of our preferred stock, none of which are issued and outstanding. Our stockholders have no preemptive rights to subscribe for additional shares of common stock when issued, which means that current stockholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of our common stock.

As of the date hereof, we have no understanding or signed agreement to acquire any assets or businesses; and our assets, as of the date hereof, are very minimal.

Our authorized but unissued common stock, and our authorized but unissued preferred stock, may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our stockholders unless, in any instance, such approval is expressly required by law. The Common Stock Increase and the Preferred Stock Increase will provide us with the ability to issue such additional shares of common stock and/or preferred stock for a variety of corporate purposes, including debt or equity capital raising transactions, acquisitions or other business development efforts, or other proper corporate purposes. Our board of directors will review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of our company and our stockholders. The resulting increase in the number of authorized common shares and preferred shares as a result of the Common Stock Increase and the Preferred stock Increase, may affect the rights of existing holders of common shares to the extent that future issuances of common shares and/or preferred shares reduces each existing stockholder’s proportionate ownership and voting rights in our company. In addition, possible dilution caused by future issuances of common shares and/or preferred shares could be accompanied by a decline in the market price of our shares, assuming a market for our common stock exists, of which there is no assurance.

The additional common stock and preferred stock that will be available for issuance following the effective date of the Authorized Shares Amendment could have material anti-takeover consequences, including the ability of our board of directors to issue additional common shares and/or preferred shares without additional stockholder approval because such unissued stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further stockholder approval, our board of directors could strategically sell common shares and/or preferred shares in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under our Articles of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the Authorized Shares Amendment, our board of directors was not motivated by the threat of any attempt to accumulate shares or otherwise gain further control of our company. However, stockholders should nevertheless be aware that approval of the Authorized Shares Amendment could facilitate our efforts to deter or prevent changes of control in the future.

There are currently no agreements, arrangements, or understandings for the issuance of any of the additional shares of common stock or preferred stock. Our board of directors does not intend to issue any additional common shares or preferred shares except on terms that it deems to be in the best interest of our company and our stockholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business will materially change as a result of the Authorized Shares Amendment.

How the Authorized Shares Amendment will be enacted

The Effective Date of the Authorized Shares amendment is August 29, 2018, which is 20 days after this information statement is first mailed to our stockholders. The Common Stock Increase and the Preferred Stock Increase will occur on the Effective Date without any further action on the part of our stockholders.

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PRINCIPAL STOCKHOLDERS

At July 30, 2018, we had 20,691,050 shares of our common stock our issued and outstanding, which represents the sole class of our voting securities. The following table contains information regarding record ownership of our common stock as of July 30, 2018 held by:

●	persons who own beneficially more than 5% of the outstanding common stock,

●	our directors,

●	named executive officers, and

●	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from July 30, 2018, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is at 1717 Pennsylvania Avenue NW, Washington, DC 20006.

	Common Stock
Name and Address of Beneficial Owner	Shares	%
Amadou Diop(1)	16,995,000	82.14%

Kabirou Mbodje(1)	16,995,000	82.14%

All officers and directors as a group (two persons)	16,995,000	82.14%

________

(1)	Mr. Diop and Mr. Mbodje are not related to each other. Each is an officer, director and principal shareholder of Wari/USA, and therefore each may be deemed to be the beneficial owner of the 16,995,000 shares owned by Wari/USA.

RELATED PARTY TRANSACTIONS

The new directors and sole officer have no material plan, contract or arrangement (written or not written) to which a proposed new director or officer is a party, or in which either participates, that is entered into, or a material amendment, in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

CORPORATE GOVERNANCE

Board of directors

Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his or her successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

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Director qualifications

The following is a discussion for each director of the specific experience, qualifications, attributes or skills of the members of our board of directors.

 Amadou Diop has been the Executive Director of Wari/USA, based in Washington, D.C., since 2016, and an ICT telecom and technology advisor for Millennium Connect Africa, a Wari-associated company, since 2014. Prior to joining the Wari/USA venture, Mr Diop was the Managing Director Africa/ M East of (Panamsat), the largest private satellite services provider in the world. From 1997 until 1999; and prior to joining Panamsat, Mr. Diop acted as Director of Business Development for Hughes Space and Communication HSC (Boeing) satellite Division) from 1992 until 1997. His responsibilities included managing the Hughes satellite marketing and sales campaigns, worth over US $2.5 billion, throughout Africa and the Middle East, while assisting in other satellite marketing campaigns in South America and Asia, including but not limited to his involvement in the feasibility study and provisioning of a domestic satellite for Malaysia (Measat), Brazil (Brazilsat), and United Arabs Emirates (Thuraya).

Additionally, Mr. Diop worked for the Hughes Space and Communications New Ventures Organization, conducting market research and new product and satellite business services launch for prospective customers, while validating their business plan and feasibility studies. Similar activities were conducted at the corporate level as a market analyst, assisting in the assessment of new mergers and acquisitions/ corporate strategies for Hughes Space & Communications’ long term development in emerging markets. Additional responsibilities included assisting various governments, and private sector organizations in structuring project funding with large financial organizations.

From 1999 until 2000, Mr. Diop was the Regional Director for Flagship Telesystems, a business intelligence, billing and customer care software solutions provider based in United Kingdom, prior to its merger with Protek. His responsibilities included marketing and business development in Africa. Today, more than 16 Mobile and fixed line operators in Africa are using Protek legacy billing and customer care solutions as a result of his involvement.

In 2000, Mr. Diop was the Founder, and from 2001 until 2013 he was Consultant / Executive Vice president of Netsure, an electronic payment software solution provider, Mr Diop’s responsibilities included managing a sales and technical team for the development, commissioning and installation of pre-paid value added product with mobile operators in Africa, the Middle East and Europe. Mr. Diop also provided telecommunications and infrastructure related advisory services to both governments and the private sector.

Mr. Diop graduated from the University of Pennsylvania/ Wharton School/ GSE CLO program and The Anderson School of Management/University of California Los Angeles (UCLA).

Kabirou Mbodje was born in Lyon, France, and holds a degree in Telecom Engineering from France, and an MBA in 2003 in the United States. In 2003, he created NetPay, which later became CallMoney, a payment solution based on mobile subscriptions.

Mr. Mbodje co-founded (with Mr. Diop) Wari SA, a company organized in Togo, in 2008, and based in Dakar, Senegal. Wari SA is a digital platform at the heart of the “Uberization,” (the expansion of digital financial services to the informal sector) of African economies, and the Continent’s financial inclusion. Wari SA’s solutions address payments of all sorts, including buying airtime and transferring pensions, scholarships or wages, all at a cost which is believed to be lower than its competitors.

Wari SA has approximately 212,000,000 users, and manages more than 1,000,000 transactions per day, accounting for more than $6 billion of annual flow, through more than 500,000 points of sale, with 152 partnering banks in more than 60 countries. Mr. Mbodje owns 90% of Wari SA.

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Mr. Mbodje believes that “Africa will create tomorrow’s economic and digital model. Africa can count on its economic vitality, its capacity to develop new services, and the potential for organizational initiatives. Actually, Africa id leaping over all intermediary steps: we have seen it in the telecoms sector and we are now going through it in the digital sector.”

Mr. Mbodje is also a member of the U.S. Chamber of Commerce.

There is no family relationship between the two directors. The new directors and officer have no material plan, contract or arrangement (written or not written) to which either is a party, or in which either participates, that is entered into, or a material amendment, in connection with any grant or award to any either person or modification thereto, under any such plan, contract or arrangement.

Board leadership structure and Board’s role in risk oversight

The board of directors is currently comprised of the two persons noted above, and we do not have any independent directors. Given the early stage of our company, our Board believes the current leadership structure is appropriate for our company. If and as our company grows, we expect to expand our board of directors through the appointment of independent directors. Management is responsible for the day-to-day management of the Company, and has responsibility for the oversight of the Company.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. As of the date of this information statement, neither our officer nor the two directors receives remuneration from the company for their services.

Committees of the board of directors; stockholder nominations; audit committee financial expert

We have not established any committees comprised of members of our board of directors, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing similar functions. The functions of those committees are being undertaken by our board of directors as a whole.

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We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our board of directors. Given the early stage of our business, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, both current members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

Neither of our directors is an ”audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an ”audit committee financial expert” is an individual member of the audit committee or board of directors who:

●	understands generally accepted accounting principles and financial statements;

●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements;

●	understands internal controls over financial reporting; and

●	understands audit committee functions.

Our securities are not quoted on an exchange that has requirements that a majority of our Board members be independent, and we are not currently otherwise subject to any law, rule or regulation requiring that all or any portion of our board of directors includes “independent” directors, nor are we required to establish or maintain an Audit Committee or other committee of our board of directors.

Code of Ethics and Conduct

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to, among other persons, members of our board of directors, our officers, including our president, chief executive officer and chief financial officer, employees, consultants and advisors. As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.

full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

5.	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our senior officers commit to timely, accurate and consistent disclosure of information; that they maintain confidential information; and that they act with honesty and integrity.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly senior officers, have a responsibility for maintaining financial integrity within the Company, consistent with generally accepted accounting principles, and federal and state securities laws. Any senior officer, who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to the Company. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our policy to retaliate against any individual who reports in good faith the violation or potential violation of our Code of Business Conduct and Ethics by another.

We will provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to: Wari, Inc., 1717 Pennsylvania Avenue NW, Washington DC 20006.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the fiscal year ended November 30, 2017, the filing requirements applicable to our officers, directors and greater than 10% beneficial owners as well as our officers, directors and greater than 10% beneficial owners of our subsidiaries were complied with.

DIRECTOR COMPENSATION

Our directors currently do not receive compensation for their services as directors.

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EXECUTIVE COMPENSATION

The following table summarizes all compensation received in the past two years by our principal executive officer.

No other executive officer who was serving as such at November 30, 2017 received any remuneration.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Edward Mulhern, CEO	2017	-	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-	-

How executive compensation is determined

Mr. Mulhern resigned as CEO on June 6, 2018, when the change of control was completed. Our two current directors and sole officer do not presently receive cash compensation for their services to us. The amount of compensation we may pay to Mr. Diop and/or Mr. Mbodje, if any, from time to time is in the discretion of the Board of Directors of which they are currently the only two members.

Outstanding equity awards at fiscal year-end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of November 30, 2017:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (#)

Edward Mulhern, CEO	-	-	-	-	-	-	-	-	-

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DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this information statement, we had not received notice of any stockholder proposals for the 2019 annual meeting, and proposals received subsequent to the date of this information statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2019 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Wari, Inc.

Attention: Corporate Secretary

1717 Pennsylvania Avenue NW

Washington, D.C. 20006

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy or information statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2019 annual meeting must be received by us at our principal executive office no later than October 31, 2018 in order to be eligible for inclusion in our 2017 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy or information statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Wari, Inc. at the office of our principal stockholder, at the address above, within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our fiscal 2017 Form 10-K Annual Report with the SEC. Stockholders may obtain, free of charge, a copy of the 2017 10-K by writing to us at the above address, Attention: Corporate Secretary.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Wari, Inc., 1717 Pennsylvania Avenue NW, Washington, D.C. 20006.

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WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 1717 Pennsylvania Avenue NW, Washington D.C. 20006.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Amadou Diop
August 9, 2018	Amadou Diop, President

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Appendix A

AMENDED AND RESTATED

ARTICLES of INCORPORATION

of

WARI, INC.

formerly

CHEETAH ENTERPRISES, INC.

I, Amadou Diop, President of Cheetah Enterprises, Inc., a Nevada corporation (the “Corporation”), do hereby certify that (a) the Board of Directors of the Corporation, by Consent of Directors dated June 27, 2018, adopted resolutions subject to stockholder approval to amend and restate the Articles of Incorporation of the Corporation, as amended, in Amended and Restated Articles of Incorporation pursuant to Sections 78.385, 78.390, and 78.403 of the Nevada Revised Statutes; (b) the Amended and Restated Articles of Incorporation were duly and properly adopted in accordance with Section 78.320 of the Nevada Revised Statutes, by written consent of the majority shareholder owning 16,995,000 of the Corporation’s 20,566.050 issued and outstanding $.001 par value common shares (82.64%); and (c) set forth below is the text of the Amended and Restated Articles of Incorporation of the Corporation, as amended to the date of this Certificate.

This Amended and Restated Articles of Incorporation has been approved by the requisite majority vote of the stockholders of the Corporation.

ARTICLE I

NAME

The name of the Corporation is: WARI, INC.

ARTICLE II

REGISTERED AGENT

The principal office in the State of Nevada is located at 1805 North Carson Street, Carson City, NV 89701. The name and address of its registered agent at that address is Nevada Business Services.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Chapter 78 of the Nevada Revised Statutes (together with any successor statutes (“NRS”). In addition to the powers and privileges conferred upon the corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

Without limiting the foregoing, the Corporation is authorized to enter into transactions, and to acquire, hold and dispose of, assets and properties of any kind throughout the United States and the World.

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ARTICLE IV

CAPITAL STOCK

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is a total of one billion (1,000,000,000) shares, consisting of two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $.001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is nine hundred million (900,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is one hundred million (100,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights of the Preferred Stock and the qualifications, limitations, or restrictions relating thereto, shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this Article IV.

Section 2. Common Stock.

(a) Dividend Rate. Subject to the rights of holders of any Preferred Stock having preference as to dividends and except as otherwise provided by these Articles of Incorporation, as amended from time to time (hereinafter, the “Articles”) or the Nevada Revised Statues, as the same may be amended and supplemented (hereinafter, the “NRS”), the holders of Common Stock shall be entitled to receive dividends when, as and if declared by the board of directors out of assets legally available therefor.

(b) Voting Rights. Except as otherwise provided by the NRS, the holders of the issued and outstanding shares of Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

(c) Liquidation Rights. In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, subject to the prior rights of holders of Preferred Stock to share ratably in the Corporation’s assets, the Common Stock and any shares of Preferred Stock which are not entitled to any preference in liquidation shall share equally and ratably in the Corporation’s assets available for distribution after giving effect to any liquidation preference of any shares of Preferred Stock. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) No Conversion, Redemption, or Preemptive Rights. The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

(e) Consideration for Shares. The Common Stock authorized by this Article shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

Section 3. Preferred Stock.

(a) Designation. The board of directors is hereby vested with the authority from time to time, to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by these Articles, and to prescribe with respect to each such series the voting powers, if any, designations, preferences, and relative, participating, optional, or other special rights, and the qualifications, limitations, or restrictions relating thereto, including, without limiting the generality of the foregoing: the voting rights relating to the shares of Preferred Stock of any series (which voting rights, if any, may be full or limited, may vary over time, and may be applicable generally or only upon any stated fact or event); the rate of dividends (which may be cumulative or noncumulative), the condition or time for payment of dividends and the preference or relation of such dividends to dividends payable on any other class or series of capital stock; the rights of holders of Preferred Stock of any series in the event of liquidation, dissolution, or winding up of the affairs of the Corporation; the rights, if any, of holders of Preferred Stock of any series to convert or exchange such shares of Preferred Stock for shares of any other class or series of capital stock or for any other securities, property, or assets of the Corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable, and the time or times during which a particular price or rate shall be applicable); whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption. The board of directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. Unless the board of directors provides to the contrary in the resolution which fixes the designation of a series of Preferred Stock, neither the consent by series, or otherwise, of the holders of any outstanding Preferred Stock nor the consent of the holders of any outstanding Common Stock shall be required for the issuance of any new series of Preferred Stock regardless of whether the rights and preferences of the new series of Preferred Stock are senior or superior, in any way, to the outstanding series of Preferred Stock or the Common Stock.

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(b) Certificate. Before the Corporation shall issue any shares of Preferred Stock of any series, a certificate of designation setting forth a copy of the resolution or resolutions of the board of directors, and establishing the voting powers, designations, preferences, the relative, participating, optional, or other rights, if any, and the qualifications, limitations, and restrictions, if any, relating to the shares of Preferred Stock of such series, and the number of shares of Preferred Stock of such series authorized by the board of directors to be issued, shall be prepared and signed by an officer of the corporation and filed in the manner prescribed by the NRS.

Section 4. Non-Assessment of Stock. The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

ARTICLE V

DIRECTORS AND OFFICERS

Section 1. Number of Directors. The board of directors shall consist of at least one (1) individual and not more than thirteen (13) individuals. The number of directors may be changed from time to time in such manner as shall be provided in the by-laws of the Corporation. Subject to any requirements in the NRS, the board of directors of the Corporation shall be elected in such manner as shall be provided in the by-laws of the Corporation.

Section 2. Limitation of Liability. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended from time to time.

Section 3. Indemnification. Every person who was or is a party to, or is threatened to be made a party to, or is involved in any such action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorney’s fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

Without limiting the application of the foregoing, the Board of Directors may adopt by-laws from time to time without respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer.

Section 4. Repeal and Conflicts. Any repeal or modification of Sections 2 or 3 above approved by the stockholders of the Corporation, shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the Corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 2 or 3 above and any other Article of the Articles, the terms and provisions of Sections 2 or 3 above shall control.

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ARTICLE VI

COMBINATIONS WITH INTERESTED STOCKHOLDERS

At such time, if any, as the Corporation becomes a “resident domestic corporation”, as that term is defined in NRS 78.427, the Corporation shall not be subject to, or governed by, any of the provisions in NRS 78.411 to 78.444, inclusive, as may be amended from time to time, or any successor statute.

ARTICLE VII

BYLAWS

The board of directors is expressly granted the exclusive power to make, amend, alter or repeal the by-laws of the Corporation pursuant to NRS 78.120.

ARTICLE VIII

AMENDMENTS

Section 1. The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation (including any Preferred Stock designation), and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by these articles of incorporation and the NRS; and, except as set forth in Article VII and this Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to these articles of incorporation in its present form or as hereafter amended are granted subject to the foregoing right.

Section 2. Any vote provided for in this Article VIII may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Common Stock entitled to vote thereon were present and voted.

These Amended and Restated Articles of Incorporation have been approved by the requisite majority vote of the stockholders of the Corporation.

IN WITNESS WHEREOF, Cheetah Enterprises, Inc., has caused its President to execute this Amended and Restated Articles of Incorporation on this 28th day of June, 2018.

/Amadou Diop/

Amadou Diop, President

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